UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 27, 2001




                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                          1-12074              72-1235413
 (State or other jurisdiction           (Commission File      (I.R.S. employer
of incorporation or organization)            Number)         identification no.)



       625 E. Kaliste Saloom Road
            Lafayette, Louisiana                              70508
  (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (337) 237-0410

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibit 99.1 - Press Release dated November 26, 2001

Item 9.    REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2 of Form 8-K, the information in this report (including Exhibit 99.1) shall not be deemed "filed" for purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

     During the  conference  call  referenced in the press  release  included as
Exhibit 99.1, the Company announced that it was currently preparing an offering of debt securities in a "Rule 144A" private placement that would be an exempt transaction under the Securities Act of 1933. These securities will not be registered under the Securities Act of 1933 or under any state securities laws and, unless so registered, may not be offered or sold in the United States except in a transaction not subject to, or exempt from, such registration requirements. This is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STONE ENERGY CORPORATION


Date: November 27, 2001                By:    /s/James H. Prince
                                          ------------------------------
                                                 James H. Prince
                                         Vice President, Chief Financial
                                             Officer and Treasurer
                                         (On behalf of Registrant and as
                                           Principal Financial Officer)